Exhibit 99.1

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.



Homspera®
Regenerating the Human Immune System

Annual Shareholder's Meeting
Napa, CA
June 2008

Michael Wilhelm
Hal Siegel, Ph.D.
Kasey Benson, Ph.D.

Safe Harbor

Statements about ImmuneRegen's future expectations, including statements about the potential use and scientific results for ImmuneRegen's drug candidates, science and technology, and all other statements in this presentation other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. ImmuneRegen intends that such forward-looking statements be subject to the safe harbors created thereby. These future events may not occur as and when expected, if at all, and, together with ImmuneRegen's business, are subject to various risks and uncertainties. ImmuneRegen's actual results could differ materially from expected results as a result of a number of factors, including the uncertainties inherent in research and development collaborations, pre-clinical and clinical trials and product development programs (including, but not limited to the fact that future results or research and development efforts may prove less encouraging than current results or cause side effects not observed in current pre-clinical trials), the evaluation of potential opportunities, the level of corporate expenditures and monies available for further studies, capital market conditions, and others set forth in ImmuneRegen's periodic report on Form 10-Q for the three months ended March 31, 2008 and on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission. There are no guarantees that any of ImmuneRegen's proposed products will prove to be commercially successful. ImmuneRegen undertakes no duty to update forward-looking statements.

Mission



We are a biotechnology company, focused on advancing products that regenerate or strengthen the human immune system, in part, through stimulation of adult stem cells.

We are working to capitalize on our drug candidates by continuing our own development programs and simultaneously seeking to license product use for specific indications to Industry partners.

Management Team

Michael K. Wilhelm, Chief Executive Officer and Board Member

Michael K. Wilhelm has been a co-founding member, our President and Chief Executive Officer as well as a member of our Board of Directors since December 2002. He has served as Managing Director of Foresight Capital Corporation since July 1996, a company he founded to consult and assist early-stage companies in furthering their growth and development. Mr. Wilhelm retains the title of Managing Director of Foresight Capital Corporation, though the company has had limited and insignificant business operations since December 2002. Mr. Wilhelm holds a Bachelors of Finance degree from SUNY Buffalo.

Hal Siegel, Ph.D., Chief Scientific Officer and Board Member

Dr. Siegel has served on the Board of Directors since June 2006. He was appointed as Chief Scientific Officer and Vice President in January 2008 after serving as our Senior Director of Product Development and Regulatory Affairs since June 2006. Prior to joining the company, Dr. Siegel served as Acting General Manager and Vice President of Regulatory and Scientific Affairs for Zila Biotechnology, Inc. from 2004 to October 2006. In addition, since 2001, Dr. Siegel has provided consulting services for Siegel Consultancy LLC, which provides strategic and tactical expertise to life science companies, helping them meet FDA requirements from pre-clinical studies through the regulatory submission process and into the post-approval marketplace. Dr. Siegel holds degrees from Rensselaer Polytechnic Institute and SUNY Buffalo, where he earned his Ph.D. in Biochemical Pharmacology.

John N. Fermanis, Chief Financial Officer

Mr. Fermanis has served as our Chief Financial Officer since December 2004. From May 2001 to October 2004 he served as Chief Financial Officer of AMPS Wireless Data, Inc., a privately held Arizona corporation which he co-founded in 1998. From 1997 to 2001, he held the position of Treasury Manager for Peter Piper, Inc., a national restaurant chain headquartered in Scottsdale, Arizona. Mr. Fermanis has over 18 years of financial management experience with both the American Express Corporation and Citigroup in New York City. He holds a Bachelor of Arts degree from the SUNY at Stony Brook and attended Pace University's Graduate School of Management in New York City.

Outside Board Members

Lance K. Gordon, Ph.D.

Dr. Gordon has served on our Board of Directors since May 2007. He currently serves as President and CEO of ImmunoBiologics Corporation, a formative biotechnology company that he founded in 2007. Prior to his work at ImmunoBiologics Corporation Dr. Gordon served as President, CEO and as a Director of VaxGen, Inc. from 2001 to 2007. Prior to joining Vaxgen, he was Executive Director of North America for Acambis plc. and a member of the Company's Board of Directors from 1999 to 2001. Previously, he served as President and CEO of OraVax, Inc. from 1990 to 1999, prior to its acquisition by Peptide Therapeutics to form Acambis. Before joining OraVax, he served as the CEO of North American Vaccine from 1988 to 1990, prior to its acquisition by Baxter International. Dr. Gordon received his Ph.D. in Biomedical Science, Immunology from the University of Connecticut and completed his postdoctoral fellowship as an NIH fellow at the Division of Allergy and Immunology, Washington University Medical School, St. Louis. He currently serves on the DHHS National Vaccines Advisory Committee and on the Board of Trustees of the Sabin Vaccine Institute.

Robert J. Hariri, M.D., Ph.D.

Dr. Hariri has served on our Board of Directors since April 2007. He has been CEO of Celgene Cellular Therapeutics, a division of Celgene, since 2005. Previously, he was President of the division from 2002 to 2005, which focuses on human stem cell and biomaterial solutions for a range of clinical indications. From 1998 to 2002 Dr. Hariri was Founder, Chairman and Chief Scientific Officer for Anthrogenesis Corp./LIFEBANK, Inc., a New Jersey-based privately held biomedical technology and service corporation involved in umbilical cord blood banking and its supporting technology platform. From 1987 to 1994, he was Co-founder, Vice Chairman and Chief Scientific Officer of Neurodynamics, a privately held medical device and technology corporation. Dr. Hariri has held academic positions at Cornell University Medical College and Cornell University Graduate School of Medical Sciences. He has also played a prominent medical role at Cornell University Medical College, The New York Hospital-Cornell Medical Center and The Jamaica Hospital-Cornell Trauma Center. While at Cornell, he was the Director of The Center for Trauma Research. He received his M.D. and Ph.D. from Cornell University and was awarded a Bachelor of Arts Degree from Columbia College.

Theodore E. Staahl, M.D.

Dr. Staahl has served on our Board of Directors since April 2003 and is employed at the Cosmetic, Plastic and Reconstructive Surgery Center, a company which he founded in 1978. He received his professional training at the University of Illinois and the University of Wisconsin and is board certified by the American Board of Facial, Plastic and Reconstruction Surgeons, the Board of Cosmetic Surgeons and the American Board of Head and Neck Surgeons. Dr. Staahl has presented papers at national and international meetings on hair transplantation, rhinoplasty and cleft lip deformities.

Jerome B. Zeldis, M.D., Ph.D.

Dr. Zeldis has served on our Board of Directors since November 2007. He currently serves as Chief Medical Officer of Celgene Corporation, Warren N.J., a position he has held since 1997. He is also currently, and since 2003, Professor of Clinical Medicine at the Robert Wood Johnson Medical School in New Brunswick, N.J. Prior to working at Celgene, Dr. Zeldis worked at Sandoz Research Institute from 1994 to 1995 and Janssen Research Institute from 1995 to 1997 in both clinical research and medical development. He has been a Board member of multiple start-up, biotechnology companies and is currently on the Board of Semorex Corporation, the N.J. Chapter of the Arthritis Foundation, and the Castleman's Disease Organization.

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Scientific Advisory Board

Dr. John Dann, M.D., D.D.S., Graduate of Harvard University Dental School and Washington University Medical School, Board Certified maxillofacial and craniofacial surgeon.

Dr. Jeffrey Friedman, M.D., Diplomat, American Board of Cosmetic Surgery, American Board of Otolaryngology Head and Neck Surgery, Fellow of the American Academy of Cosmetic Surgery.

Dr. Susan E. Leeman, Ph.D, Professor in the Department of Pharmacology and Experimental Therapeutics at the Boston University School of Medicine. Dr. Leeman was one of the first scientists to isolate substance P in the central nervous and gastrointestinal systems. She was elected to the National Academy of Sciences in 1991.

Dr. K.A. Kelly McQueen, M.D., M.P.H., Anesthesiologist and Public Health Consultant; Infectious Disease and Disaster Planning for U.S. Army and US Northern Combatant Command.

Dr. Pranela Rameshwar, Ph.D., Professor in the Department of Medicine, Division of Hematology/Oncology at the University of Medicine and Dentistry of New Jersey; research areas include Substance P, stem cells and cancer.

Dr. Ivan Rich, Ph.D., CEO and founder of HemoGenix, a biotechnology company focused on the development of 21st century stem cell assays.

Financial History

IR BioSciences Holdings, Inc. (OTCBB:IRBO)

- 2002: Initial funding of $1.0 million from original investors
- July 2003: Reverse merger
- October 2004: PIPE (Private Investment in Public Equity) - $2.0 million
- March 2005: Warrant tender offer - $1.2 million
- December 2006: PIPE - $3.6 million
- January 2008: Convertible debenture - $3.0 million

Developmental History

- Founded by an experienced life-sciences executive and University of Arizona scientists in 2002
- Early studies funded by the U.S. Air Force demonstrated the ability to reduce lung tissue inflammation (jet fuel fumes, diesel exhaust, side-stream cigarette smoke)
- Subsequent NIH-guided experiments showed protection from lethal radiation doses
- Additional studies confirmed the ability to treat infectious diseases like influenza and anthrax

Current Status



- Five issued U.S. and foreign patents
- At least 69 pending patent applications including:
  - 10 pending U.S. utility patent applications
  - 17 pending U.S. provisional applications
  - 4 pending international patent applications
  - 38 pending foreign patent applications
- Recent stem cell studies have confirmed an underlying mechanism that bridges our diverse portfolio of potential applications
- This work demonstrates that the parent compound in development (Homspera®) stimulates adult hematopoietic stem cells

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Homspera® Formulations



Homspera

Formulation 1	Formulation 2	Formulation 3
↓	↓	↓
Mode of Administration 1	Mode of Administration 2	Mode of Administration 3
↓	↓	↓
Viprovex®	**Radilex®**	**Others - TBD**

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Receptor Specificity

Homspera

(Arg Pro Lys Pro Gln Gln Phe Phe Sar Leu Met(O_2)-NH_2)


NK-1R (neurokinin-1 receptor)

Substance P

(Arg Pro Lys Pro Gln Gln Phe Phe Gly Leu Met-NH_2)


NK-1R
NK-2R
NK-3R

Lecci, A. (2003) *Tocris Reviews*. 24.

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Peptide Degradation

- Homspera
- Substance P



Extracellular peptidases
Membrane-bound peptidases
Cytosolic peptidases

Homspera is more resistant to proteolytic degradation

Mechanism

Homspera activates a receptor in the cell membrane to regulate expression of different genes



Homspera
Cell Membrane
Receptor
Intra-Cellular Signaling Events
Gene Regulation

Lecci, A. (2003) *Tocris Reviews*. 24.

Mechanism of Action


Homspera
Neurokinin-1 Receptor
PI 4,5-bisphosphate [PI(4,5)P2]
Diacylglycerol
Plasma Membrane
Activated Gq α subunit
Activated Phospholipase Cβ
Inositol 1,4,5-trisphosphate (IP3)
Activated Protein Kinase B (Akt)
Activated Protein Kinase C δ
Activated Protein Kinase C θ
JAK2
Ca2+
Open IP3-gated Ca2+-release channel
Endoplasmic Reticulum
IKK
IκB
p65
NF-kB
STAT3
mRNA
Nucleus

Alberts, B. et al. (2002) Molecular Biology of the Cell (4th ed.);
Koon, H. et al. (2007) *PNAS*. 104:2013-2018; Koon, H. et al. (2006) *J Immunology*. 176:5050-5059;
Yang, C et al. (2002) *Cellular Signaling*. 14:913-923;
Koon, H. et al. (2005) *J Pharmacology & Experimental Therapeutics*. 314:1393-1400.

Mechanism of Action



Supporting Experiments

- NK1R-mediated calcium elevations intracellularly, likely via G-proteins coupled to AC and/or PLC (major and minor receptor subtypes)
- RT-PCR using mRNA isolated from a RAW 264.7 murine macrophage cell line shows elevations in mRNA for cytokines, interleukins, Toll-Like Receptors (TLRs), defensins, apoptosis- and other immune-related proteins
- HEK293 transfectants show no direct TLR agonist activity (no NF-kB increase)
- Substance P inhibits poly (ADP-ribose) polymerase (PARP)
- Homspera increases colony numbers of hematopoietic progenitor cells from both the myeloid and lymphoid lineages

Data collected by ImmuneRegen under contract with the following laboratories: Children's Hospital of Philadelphia, Hyperion Biotechnology, Invivogen, University of Arizona, & HemoGenix, respectively

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

What are Stem Cells?

- Undifferentiated cells that become various cell types depending on the organ or system in which they reside
- The human immune system relies on stem cells to produce infection-fighting cells



Adult Stem Cell
Precursor Cell
Blood Stem Cell
Other Stem Cells
Red Blood Cells
White Blood Cells
Nerve
Bone
Muscle
Other Tissues
Specialized Cells

Immune System Development

- Cells in the immune system are produced from **Blood-Forming (Hematopoietic) Stem Cells**
- Hematopoietic stem cells provide a well-understood model for stem cell differentiation



Hematopoietic Stem Cell
Lymphoid Stem Cell
Myeloid Stem Cell
Lymphoid blast
Myeloid blast
T cells
B cells
Red Blood Cells
Platelets
Monocytes
Granulocytes
Cell Differentiation

Stem Cell Research

Homspera Findings

- Increases stem cell differentiation into cells that are required to regenerate or strengthen the human immune system
- Enhances production of the following precursors:
    1. White blood cells (fight infection)
        a. Granulocytes
        b. Macrophages
        c. T cells
        d. B cells
    2. Platelets (necessary for clotting)
    3. Red blood cells (transport oxygen)


The Stem Cell
Red Blood Cells
White Blood Cells
Platelets
www.cordblooddonor.org

Homspera Stimulates Stem Cell Differentiation: *Granulocyte/Macrophage Precursors*


CFU-GM
% of Control
240
220
200
180
160
140
120
100
80
14
13
12
11
10
9
8
7
Homspera (-Log M)

- Human bone marrow mononuclear cells
- 3 donors
- 2 replicates/progenitor
- Progenitor assayed individually

UMDNJ colony forming activity assay

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Hematopoietic Stem Cell Indications

Myelodysplastic/Myeloproliferative Disorders
- Acute Myelofibrosis
- Agnogenic Myeloid Metaplasia (Myelofibrosis)
- Amyloidosis
- Chronic Myelomonocytic Leukemia
- Essential Thrombocythemia
- Polycythemia Vera
- Refractory Anemias (RA) including:
  - RA with Excess Blasts
  - RA with Excess Blasts in Transformation
  - RA with Ringed Sideroblasts

Leukemias and Lymphomas
- Acute Biphenotypic Leukemia
- Acute Lymphocytic Leukemia
- Acute Myelogenous Leukemia
- Acute Undifferentiated Leukemia
- Adult T Cell Leukemia/Lymphoma
- Chronic Lymphocytic Leukemia
- Chronic Myelogenous Leukemia
- Hodgkin's Lymphoma
- Juvenile Chronic Myelogenous Leukemia
- Juvenile Myelomonocytic Leukemia
- Myeloid/Natural Killer Cell Precursor Acute Leukemia
- Non-Hodgkin's Lymphoma
- Polylymphocytic Leukemia

Bone Marrow Failure Disorders
- Amegakaryocytosis
- Aplastic Anemia (Severe)
- Blackfan-Diamond Anemia
- Congenital Cytopenia
- Congenital Dyserythropoietic Anemia
- Dyskeratosis Congenita
- Fanconi Anemia
- Paroxysmal Nocturnal Hemoglobinuria
- Pure Red Cell Aplasia

Inherited Metabolic Disorders
- Adrenoleukodystrophy
- Fucosidosis
- Gaucher Disease
- Hunter Syndrome (MPS-II)
- Hurler Syndrome (MPS-IH)
- Krabbe Disease
- Lesch-Nyhan Syndrome
- Mannosidosis
- Maroteaux-Lamy Syndrome (MPS-VI)
- Metachromatic Leukodystrophy
- Mucolipidosis II (I-cell Disease)
- Neuronal Ceroid Lipofuscinosis
- Niemann-Pick Disease
- Sandhoff Disease
- Sanfilippo Syndrome (MPS-III)
- Scheie Syndrome (MPS-IS)
- Sly Syndrome
- Tay Sachs
- Wolman Disease

Plasma Cell Disorders
- Multiple Myeloma
- Plasma Cell Leukemia
- Waldenstrom's Macroglobulinemia

Other Inherited Disorders
- Cartilage-Hair Hypoplasia
- Congenital Erythropoietic Porphyria
- DiGeorge Syndrome
- Osteopetrosis

Other
- Chronic Active Epstein Barr
- Evans Syndrome
- Multiple Sclerosis
- Rheumatoid Arthritis
- Systemic Lupus Erythematosus
- Thymic Dysplasia

Inherited Immune System Disorders
- Chronic Granulomatous Disease
- Congenital Neutropenia
- Leukocyte Adhesion Deficiency
- Severe Combined Immunodeficiencies (SCID)
  - Adenosine Deaminase Deficiency
  - Bare Lymphocyte Syndrome
  - Chediak-Higashi Syndrome
  - Kostmann Syndrome
  - Omenn Syndrome
  - Purine Nucleoside Phosphorylase Deficiency
  - Reticular Dysgenesis
- Wiskott-Aldrich Syndrome
- X-Linked Lymphoproliferative Disorder

Histiocytic Disorders
- Familial Erythrophagocytic Lymphohistiocytosis
- Hemophagocytosis
- Langerhans' Cell Histiocytosis (Histiocytosis X)

Other Malignancies
- Brain Tumors
- Ewing Sarcoma
- Neuroblastoma
- Ovarian Cancer
- Renal Cell Carcinoma
- Rhabdomyosarcoma
- Small Cell Lung Cancer
- Testicular Cancer
- Thymoma (Thymic Carcinoma)

Hemoglobinopathies
- Beta Thalassemia Major
- Sickle Cell Disease

Stem Cell Market Value

- U.S. Government funding for stem cell research increased 3-fold from 2004 to 2005 ($210 million to $630 million) [1]
- The market for G-CSF (treatment for decreased white blood cell counts) was approximately $4.4 billion in 2006 [2]
- Sale of Amgen's G-CSF drugs (Neupogen® and Neulasta®) totaled $3.9 billion in 2006 [2]
- The global market for stem cell therapy is expected to be $20 billion by 2010 [3]

1) Stem Cell Research Foundation
2) www.lamerie.com
3) Express Healthcare

Potential Homspera Clinical Applications

- Vaccine Adjuvant
- Infectious Disease
- Radiation Damage
- Wound Healing



Vaccine Adjuvant

Background

- Adjuvants are traditionally components of vaccines
- Their purpose is to stimulate the immune system above that of vaccine antigen alone
  - Enhance immunoreactivity
  - Potentially reduce the amount of vaccine antigen required (antigen-sparing)



Adjuvant Activity

Viprovex Treatment

- Homotypic and heterotypic antibody titers are increased
- Increased survival rates in vaccinated animals challenged with highly pathogenic H5N1 influenza
- Humoral and cell-mediated* immune responses are enhanced
- Drug delivery techniques include intranasal and intradermal* administration

GenPhar adjuvant study with H5N1 challenge at Southern Research Institute
*Mathers et al. (2007) *J Immunology*. 178:7006-7017.

Adjuvant: Viprovex increases antibody response

Homotypic response: H1N1 (Spanish flu) antibodies in H1N1-vaccinated mice



H1N1 Antibody Titer
250000
200000
150000
100000
50000
0
0
2
4
6
8
10
H1N1
H1N1+ Viprovex
Weeks post-injection

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Adjuvant Activity

"The NK1R agonist neuropeptide Sar[9], Met $(O_2)^{11}$-Substance P meets the requirements of a Th1-Tc1-biasing adjuvant while also favoring the elicitation of Ab responses."

- Subcutaneous administration independent of intradermal gene-gun delivered construct
- Elicits Tc1- and Th1-biased immune responses
  - Stimulates CD8+ Tc1 lymphocytes for intracellular pathogens and tumor cells
  - Stimulates CD4+ Th1 lymphocytes for cellular immunity and CTL memory responses
- Stimulates antigen-specific humoral antibody response

Mathers et al. (2007) *J Immunology*. 178:7006-7017.

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Vaccine Adjuvant

Potential

- Typical vaccine manufacturing is an expensive and time-consuming process



- Current manufacturing capacity is not sufficient to support influenza vaccine production for a pandemic
- Successful development of new adjuvants will help to reduce the amount of vaccine required per dose
    - Increased vaccine availability
    - Important for pandemic or bioterrorism events

Vaccine Adjuvant Market

Commercial

- GSK acquired Corixa's MPL® adjuvant for $346 million in 2005
- The global vaccine market is expected to reach $21.05 billion by 2010 [1]

Biodefense

- BioShield authorized $5.6 billion over 10 years for procurement [2]
  - $3.5 billion [3]

    27 contracts and 2 grants for vaccines, antivirals and diagnostics/respiratory devices (included advanced development, stockpiling and infrastructure)
  - $950 million since 2004 [3]

    Vaccine acquisition for H5N1 avian influenza

1) www.RNCOS.com
2) Michael Perdue, WHO Global Influenza Program, presentation at Phacilitate Vaccine Forum, Washington, DC, 1/28/08
3) Frank Rapoport, McKenna Long & Aldrich, presentation at Phacilitate Vaccine Forum, Washington, DC, 1/28/08

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Infectious Disease: Influenza

Background



H
N
Virus Particle

- Hemagglutinin (H) – helps the virus attach to and infect cells
- Neuraminidase (N) – important for virus replication
- Influenza strains vary because of different H and N combinations that change the virus (ex. H5N1, H3N2, H1N1)
- Seasonal vs. pandemic influenza
- Neuraminidase inhibitors (Tamiflu® & Relenza®) help to decrease the spread of virus particles and reduce infection

Infectious Disease: Influenza

Viprovex Findings in Animals

- Reduction of virus particles in the lung and nose
- Reduction of illness-related symptoms (weight loss and hypothermia)
- Increased survival of infected animals
- Greater efficacy than Tamiflu®
  - Lower levels of lung inflammation with Viprovex compared to Tamiflu treatment
  - Viprovex alone is safe AND effective
  - Viprovex co-therapy reduced Tamiflu dose-related deaths


Influenza virus
Lungs

Influenza Virus infects the respiratory tract

Influenza studies using a cotton rat model were performed by Virion Systems, Inc.

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Infectious Disease: Influenza

Preliminary Results in an H5N1-infected Ferret Model

- Viprovex decreased the magnitude of weight loss and hypothermia
- Animals treated with Viprovex (n=4) were more active than corresponding controls (n=4)
- None of the animals treated with Viprovex were observed to have control group symptoms (neck stiffness, hind-limb paralysis, diarrhea, or labored breathing)
- Long-term control animal died, long-term Viprovex-treated animal appeared healthy

Performed by Health Protection Agency of the UK

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Infectious Disease: Anthrax

Background



- Bacteria (*Bacillus anthracis*)
- Inhalation of anthrax spores often leads to fatal infection (~80% mortality rate)
- The U.S. Government recognizes anthrax as a potential bioterrorism threat
- Vaccines exist for preventing anthrax infection
- Vaccines won't be immediately effective in the case of an anthrax outbreak and post-exposure therapeutics will be necessary for treatment and survival

Infectious Disease: Anthrax

Viprovex Findings

- Prophylactic activity – increased survival in animals pre-treated with Viprovex and then exposed to anthrax



- Therapeutic activity – increased survival in animals exposed to anthrax and then given Viprovex 4 or 24 hours after exposure

Anthrax: Viprovex increases survival

Dose-dependent increase in survival of Anthrax-infected mice pre-treated with Viprovex



100
80
60
40
20
0
% Survival
0
1
2
3
4
5
6
7
8
9
10
Days Post-Infection
Control
300uM Viprovex
1000uM Viprovex

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Infectious Disease Market

- Tamiflu (Roche) manufacturing capabilities and market [1]:

  2006 - manufacturing capacity at 400 million treatment courses (equivalent to 4 billion tablets worth approximately $7.8 billion if sold entirely to governments for pandemic use)

- Anthrax Program [2]:

  2007 – up to $448 million to Emergent BioSolutions for supplying anthrax vaccine to the U.S. Government (biodefense stockpile, 3 year contract)

- Worldwide therapeutic influenza market [3]:

  2010 - $7.1 billion

1) http://www.roche.com/med_mbtamiflu05e.pdf, BioChryst 10-K, 2007
2) BioWorld Today 11/27/2007
3) http://www.pinbo.com/publications/treatments/allergy_colds/worldwide_influenza_market.html

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Radiation

Background

- Therapies are needed to protect people against radiation exposure (accidental or terrorist attacks)



- Without treatment, survival and recovery is dependent on the amount of radiation received
- White blood cells (WBCs) are very sensitive to radiation exposure and damage can lead to neutropenia (a condition of abnormally low levels of certain WBCs)

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Radiation Dose Effects

Dose Range (Gy)	Prodrome	Clinical Manifestations	Prognosis (Untreated)
0.5-1.0	Mild	Slight decrease in blood counts	Survival in vast majority
1.0-2.0	Mild -> Moderate	Early signs of bone marrow toxicity	Survival >90%
2.0-3.5	Moderate	Moderate -> Severe bone marrow toxicity	Survival likely
3.5-5.5	Severe	Severe bone marrow toxicity; Mild GI damage	50% die within 3-6 weeks
5.5-7.5	Severe	Pancytopenia; Moderate GI damage	Death likely within 2-3 weeks
7.5-10	Severe	Severe marrow & GI damage	Death likely within 1-2 weeks
10.0-20.0	Severe	Severe GI damage, radiation pneumonitis, altered level of consciousness, cognitive deficits	Death within 5-12 days
20.0-30.0	Severe	Severe cerebrovascular dysfunction with hemodynamic collapse	Death within 2-5 days

McCann, D. et al. (2006) *American Journal of Clinical Medicine*. 3:13-21.

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Radiation

Radilex Findings



White blood cells
Artery
Red blood cells
Platelets
© 2004 American Society of Clinical Oncology

- Increased survival of small animals exposed to lethal radiation levels
- Treatment is more effective <u>after</u> exposure to radiation
- WBC numbers increase in treated animals
- Data suggests Radilex could counteract the neutropenia often associated with chemotherapy drugs

Radiation studies performed by TD2 (dose-rate study and pre vs. post-exposure efficacy) and University of Arizona (survival)

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Radilex promotes survival of lethally-irradiated mice



Control
With Radilex
7.75Gy+/- 50uMRadilex
Percent Survival
100
90
80
70
60
50
40
30
20
10
0
0
5
10
15
20
25
30
35
Days Post-Irradiation

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Radilex increases WBCs in irradiated small animals


10000
8000
6000
4000
2000
0
10⁶ cells
Irradiated Control
Homspera Pre
Homspera Post
24 Hours
48 Hours
96 Hours
Hours Post-Radiation Exposure

Radilex: Potential role in cancer therapy



- Host hematopoiesis is stimulated
- Tumors are reduced *in vivo* (B16 melanoma in mice)
- Mitogenesis of cancer cell lines is not stimulated
- Effectiveness of chemotherapeutic agents is maintained *in vitro*

Data collected by ImmuneRegen under contract with the following laboratories: TD2 (host hematopoiesis, cancer cell lines and chemotherapeutic agents) and the University of Arizona (B16 study)

Radiation Market

- Funding for biodefense spending (including protection against CBRN threats) was about $6 billion in 2004 [1]
- U.S. homeland security-related R&D totaled $5.2 billion in 2007 and included cost for research of CBRN threats [1]
- In early 2008 Osiris Therapeutics, Inc. secured a DOD contract for treatment of acute radiation syndrome (GI effects) - $224.7 million (milestone and approval/procurement dependent) [2]
- The market for G-CSF (neutropenia treatment) was approximately $4.4 billion in 2006 [3]

1) MarketResearch.com
2) www.biopharminsight.com
3) www.lamerie.com

Wound Healing



Homspera
Direct
NK1 Receptor
Indirect
Hematopoietic Stem Cell
Keratinocytes
Langerhans' cells
Neutrophils
Macrophages
Lymphocytes
Mast cells
Fibroblasts
Langerhans' cells
Neutrophils
Macrophages
Lymphocytes
Mast Cells

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Wound Healing

Phases of Wound Healing:

Coagulation

⬇

Inflammation

⬇

Cell Migration / Proliferation
Re-vascularization
Epithelial growth
Wound contraction
Fibrous tissue growth

⬇

Remodeling


Phases of wound healing
Maturation
Proliferation
Inflammation
Neutrophils
Macrophages
Fibroblasts
Lymphocytes
Relative Number of Cells
0 2 4 6 8 10 12 14 16
Postwound Day

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Witte, M.B., Barbul, A. (1997) *Surg Clin North Am*. 77:509-528.

Wound Healing

Peer-reviewed literature suggests

- Normalization of inflammatory response in early phase of wound healing
- Improved migration of epidermal and dermal cell types important for wound healing
- Increased healing rate of wounds, including burns and diabetic ulcers
- Reduced scarring

Homspera

- Increased proliferation of fibroblasts *in vitro* (cell culture)
- Stimulated hematopoietic stem cell activity
- Accelerated wound healing activity *in vivo*

Literature references available upon request
Data collected by ImmuneRegen under contract with the following laboratories: MIR, HemoGenix, Bio-Quant

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Homspera accelerates wound closure: *in vivo* porcine model



Wound Area
(% of Day-Specific Vehicle-Treated Control)
Wound Area (% of Control)
110
100
90
80
70
60
50
40
30
20
10
0
Homspera 10-4 M
Day 7
Day 10
Day 14
Day 17
Day 21

Performed at Bio-Quant

ImmuneRegen IR BIOSCIENCES HOLDINGS, INC.

Wound Healing Market

- "Collectively, chronic wounds cost the nation $20-25 billion a year, and acute or traumatic wounds add another $7-10 billion annually" [1]
- Globally, the advanced wound care market was $7.2 billion in 2006 [2]
- U.S. market for tissue-engineered skin replacements/substitutes and active wound repair modulators totaled $195 million in 2004 [3]

1) "New approaches aimed at healing wounds". Amednews.com, January 2007
2) Espicom Business Intelligence Ltd.
3) Medtech Insight

Research Conclusions

The stimulatory effects observed on adult hematopoietic stem cells lead Management to believe Homspera regenerates and strengthens the immune system, thereby contributing to the effectiveness of treatment in the following indications:

- Vaccine Adjuvant
- Infectious Disease
- Radiation Damage
- Wound Healing

Homspera stimulation



Hematopoietic stem cells

↓

Immune cell production

Increased survival and enhanced immune system ←


White blood cells
Artery
Red blood cells
Platelets

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Licensing Strategy

- It can take over $500 million and roughly 8-15 years to take a drug from pre-clinical indications to market [1]

- Large pharmaceutical companies are more efficient at marketing and selling than investigating new compounds

- ImmuneRegen can dramatically speed its path to profitability by licensing individual indications to large pharmaceutical companies for development

- Fees derived from licensing specific indications will be used to develop other applications

1) Dr. Joseph A. DiMasi, Director of Economic Analysis at the Tufts University Center for the Study of Drug Development, FTC Roundtable on the Pharmaceutical Industry, Washington, D.C., 10/26/06

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Recent Pre-Clinical License Deals

- June 2008 – Novartis is purchasing antibiotics developer Protez Pharmaceuticals for $100 million, which could turn into $300 million if the new broad-spectrum antibiotic is a success

- May 2008 – Emergent BioSolutions acquired VaxGen's recombinant protective anthrax vaccine and related technology for $2 million

- February 2008 - OncoMed licensed its stem cell technology to GSK for up-front payment and royalties (total is estimated at $1.4 billion upon FDA approval and commercialization)

Studies in Progress

- Pharmacokinetics
- Radiation-induced neutropenia
- Stem cell mechanistic studies
- Vaccine adjuvant
- B16 cancer study
- Wound healing dose ranging studies
- Drug formulation and stability tests
- Genotoxicity GLP studies (required for IND)

ImmuneRegen: *Then…and Now*

Then	Now
Preliminary evidence of radioprotection on inhalation	✓ Standardization of inhalation parameters ✓ Development of analytical tools for Homspera detection in blood (MS, ELISA)
Preliminary evidence of pulmonary anti-inflammatory activity	✓ Confirmation in multiple cotton rat studies (accepted Influenza model) ✓ Expansion to Tamiflu & Viprovex co-administration effectiveness
Undetermined therapeutic areas	✓ Data-driven indications identified (Adjuvant, Wound Healing, Myelosuppression) ✓ Underlying mechanism hypothesized (hematopoietic stem cell activity)
Research studies	✓ Pre-IND studies underway, consultants available and Boards staffed

Independent Consultants

Joy Cavagnaro, Ph.D., DABT, RAC

Dr. Cavagnaro is the President of Access BIO, Boyce, VA, a consultancy specializing in science-based regulatory strategies and preclinical product development services to facilitate biomedical research and emerging technologies. She has over 25 years experience in biotech spanning academia, the CRO and biotech industries and government. Prior to establishing Access BIO, Dr. Cavagnaro was Vice President of Regulatory Affairs at Human Genome Sciences, Inc. She was also principal study director for biotechnology products at Covance (formerly Hazleton Labs) before joining the FDA, where she enjoyed a noteworthy career at the FDA Center for Biologics Evaluation and Research. During her tenure she was appointed to the Senior Biomedical Research Service, served as FDA's topic lead for safety for the ICH initiative for seven years and rapporteur for the ICH S6 Guidance on Preclinical Safety Evaluation of Biotechnology-derived Pharmaceuticals. Dr. Cavagnaro received her Ph.D. in Biochemistry at the UNC Chapel Hill followed by postgraduate work at Duke and Boston University Medical Centers.

Patrick Johnson

Patrick Johnson brings over twenty-five of executive management experience to ImmuneRegen. His work as a strategic business consultant and hands-on operational executive has been instrumental in building some of the most successful brands in entertainment, services, consumer products, healthcare, transportation and the digital economy. Patrick has previously held positions as CEO, CFO, Managing Partner and EVP of sales, marketing and strategic business development for both public and private corporations. On the medical/healthcare side, he has consolidated and created the turnaround plan and uniform operating models for Apria Healthcare and served in various executive management positions with Scripps Clinic and Research Foundation and Bechtel Group. Patrick has developed patented technologies in the golf, medical products, and computer software and construction industries. Patrick earned Cum Laude degrees in Law and Marketing from the University of California, Berkeley.

Chet Leach, Ph.D., DABT

Previously Director of Preclinical Toxicology for Lovelace Respiratory Research Institute and Director of Life Science Research and Development at Nektar Therapeutics, Dr. Leach will assist in planning upcoming clinical trials and non-clinical studies, and help to prepare for eventual clinical trials. He has nearly 30 years experience in toxicology and pulmonary drug development, having held positions at IIT Research Institute, Battelle Pacific Northwest Laboratories, and 3M Pharmaceuticals, where he was Head of Pre-clinical Pulmonary Drug Development.

Co-Development Deals

BioCure

ULURU
Advancing Topical Delivery

DELSITE™
BIOTECHNOLOGIES INC.

Study Partners

Celgene®
National Institutes of Health
Cal
UMDNJ
Pacific Northwest National Laboratory
Operated by Battelle for the U.S. Department of Energy
BioCure
Armed Forces Institute of Pathology
DVC LLC
A CSC COMPANY
ULURU
SOUTHERN RESEARCH
Legendary Discoveries. Leading Innovation.
Lovelace
HemoGenix
HYPERION BIOTECHNOLOGY
CHARLES RIVER LABORATORIES
AppTec
TGA Sciences
R&D - Clinical Contract Services
The Children's Hospital of Philadelphia®
BIOQUANT
TD2
DELSITE BIOTECHNOLOGIES INC
GenPhar
Health Protection Agency
AAIPHARMA
CS Bio Co.
MAYO CLINIC
STEMCELL TECHNOLOGIES
Tandem LABS
COVANCE
THE DEVELOPMENT SERVICES COMPANY
InvivoGen
MIR PRECLINICAL SERVICES
Integrated Biomolecule Corporation
Analytical & Pharmaceutical Sciences
JOHNS HOPKINS MEDICINE
IITRI
ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.

Q & A

For any questions, please contact:

- Michael Wilhelm, CEO
  mwilhelm@immuneregen.com
- John Fermanis, CFO
  jfermanis@immuneregen.com
- Dr. Hal Siegel, CSO
  hsiegel@immuneregen.com
- Dr. Kasey Benson, Scientific Director
  kbenson@immuneregen.com

Thanks to the Science Team: Heidi Pinyerd & Chris Romano

ImmuneRegen
IR BIOSCIENCES HOLDINGS, INC.